                                                                  EXHIBIT 10.33

                              RUBIO'S RESTAURANTS, INC.
                           NOTICE OF GRANT OF STOCK OPTION

        Notice is hereby given of the following stock option grant (the "Option") pursuant to the 1995 STOCK OPTION/STOCK ISSUANCE PLAN (the "Plan") to purchase shares of the Common Stock of Rubio's Restaurants, Inc. (the "Corporation"):

        OPTIONEE:  __________________________________________________

        GRANT DATE:  ________________________________________________

        GRANT NUMBER:  ________  OPTION PRICE: $  ________  per share

        VESTING COMMENCEMENT DATE:  _________________________________

        NUMBER OF OPTION SHARES:  ___________________________  shares

        EXPIRATION DATE:  ___________________________________________

        TYPE OF OPTION:  ________  Incentive Stock Option

                         ________  Non-Statutory Stock Option

        DATE EXERCISABLE:

        This Option may be exercised at any time for all or any portion of the vested Option Shares.

        VESTING SCHEDULE

        The Option Shares shall vest in accordance with the following vesting schedule:

             (i) No Option Shares shall vest unless and until the Optionee has completed twelve (12) months of Service (as defined in the Plan) measured from the Vesting Commencement Date.

            (ii) Upon the completion of the twelve (12) month service period specified in subparagraph (i) above, 20% of the Option Shares shall become vested.

           (iii) The Remaining Option Shares shall vest in a series of successive equal monthly installments over each of the next forty-eight (48) months of Service completed by the Optionee after the initial twelve (12) month service period specified in subparagraph (i) above.

        Optionee understands that the Option is granted pursuant to the Corporation's Plan. By signing below, optionee agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee understands that any Option Shares purchased under the Option will be subject to the terms and conditions set forth in the Stock Purchase Agreement attached hereto as Exhibit B.

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        Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit C.

        REPURCHASE RIGHTS. THE OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS UPON ANY PROPOSED SALE, ASSIGNMENT, TRANSFER, ENCUMBRANCE OR OTHER DISPOSITION OF THE CORPORATION'S SHARES. THE TERMS AND CONDITIONS OF SUCH RIGHTS ARE SPECIFIED IN THE STOCK PURCHASE AGREEMENT.

        NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the Service of the Corporation for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation or the Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

__________________________, 199__
         Date
                                   Rubio's Restaurants, Inc.


                                   By ______________________________

                                   Title: __________________________


                                    ________________________________
                                                            Optionee

                                   Address:

                                    ________________________________

                                    ________________________________

                                      EXHIBIT A

                                STOCK OPTION AGREEMENT

                (See Exhibit 10.34 to Registration Statement Form S-1)

                                      EXHIBIT B

                               STOCK PURCHASE AGREEMENT

                (See Exhibit 10.35 to Registration Statement Form S-1)

                                      EXHIBIT C

                        1995 STOCK OPTION/STOCK ISSUANCE PLAN

                (See Exhibit 10.32 to Registration Statement Form S-1)



























































                                       C-1